SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 20, 2005

                              TREND MINING COMPANY
                    ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                            ------------------------
                            (State of Incorporation)


                0-31159                             81-03046515
         ---------------------           ---------------------------------
         (Commission File No.)           (IRS Employer Identification No.)



           301 Central Avenue, #384, Hilton Head, South Carolina 29926
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (843) 842-4048
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 20, 2005 (the "Closing Date"), Trend Mining Company (the "Company") entered into a share purchase agreement (the "Share Purchase Agreement") with Pacific Rim Mining Corp., a company organized and existing under the laws of the Province of British Columbia, Canada (the "Seller"). Pursuant to the terms of the Share Purchase Agreement the Seller sold to the Company all of the issued and outstanding shares of its wholly-owned subsidiary, DMC Cayman Inc., a Cayman Island company ("DMC"), consisting of 12,975,919 ordinary shares and 56,564,757 preference shares (collectively, the "Shares"), and assigned to the Company a loan that the Seller made to DMC in an amount equal to CAD $8,476,898 (the "Loan"). The total consideration to be paid by the Company to the Seller will be the sum of US $5,400,000, to be allocated as to the sum of US $200 to the Shares (being the sum of US $100 to the ordinary shares and US $100 to the preference shares), and as to the sum of US $5,399,800 to the Loan. The Company has made cash payments of US $3,000,000 to the Seller and will pay future payments of US $1,000,000 and US $1,400,000 in September of 2006 and 2007, respectively.

          In order to evidence the indebtedness of the Company to the Seller in respect of, and to secure the payment of the balance of, that portion of the purchase price payable after the Closing Date, the Company delivered to the Seller (i) a promissory note in the amount of US $2,400,000, dated as of the Closing Date (the "Promissory Note"), providing for payment of the principal balance of the purchase price, without interest thereon, and (ii) a charge, dated as of the Closing Date (the "Charge"), governed by the laws of the Cayman Islands, pursuant to which the Company created, in favor of the Seller, an equitable charge over the Shares and the Loan, ranking in priority ahead of, and which is free and clear of, any other encumbrances with respect to the Shares and the Loan.

         The Company and the Sellers also entered into a deed of assignment, dated as of the Closing Date (the "Deed of Assignment"), pursuant to which the Seller assigned its right to repayment of the Loan to the Company, free and clear of any liens or any other third party rights.

         DMC is the owner of all of the issued and outstanding shares of Andacollo Gold, Inc., a Cayman Island company ("AGI") and La Serena, Inc., a Cayman Island company ("LSI"). AGI and LSI own all of the issued and outstanding shares of Compania Minera Dayton, a Chilean sociedad contractual minera ("CMD"). CMD owns the Andacollo Mine in Chile and all related assets, including various mineral rights, water rights, mining rights and infrastructure and improvements.

         Incorporated herein by reference are the following: (i) the Share Purchase Agreement (Exhibit 2.1); (ii) the Promissory Note (Exhibit 10.1); (iii) the Charge (Exhibit 10.2); and (iv) the Deed of Assignment (Exhibit 10.3). The respective descriptions of the Share Purchase Agreement, the Promissory Note, the Charge and the Deed of Assignment contained herein are qualified in their entirety by the respective terms of each document incorporated herein by reference. A copy of the press release announcing the acquisition is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Information concerning the Company's completion of acquisition is set forth in Item 1.01, which information is incorporated herein by reference.

ITEM 8.01.        OTHER EVENTS.

         On September 20, 2005, in connection with the closing of the transactions set forth in Item 1.01, the Company transferred an aggregate of 9,083,143 ordinary shares of DMC to David H. Russell (the "Investor") for a purchase price of US $2,100,000. These shares were transferred in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), on the basis that their issuance did not involve a public offering and the Investor represented to the Company that he was an "accredited investor," as defined in the Securities Act.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Financial statements, if any, required by this item will be filed within the time period prescribed by this item.

(b)      Pro Forma Financial Information.

         Pro forma financial information, if any, required by this item will be filed within the time period prescribed by this item.

(c)      Exhibits.

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Exhibit 2.1       Share Purchase Agreement, dated as of September 20, 2005,
                  between Trend Mining Company and Pacific Rim Mining Corp.
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Exhibit 10.1      Promissory Note, date September 20, 2005, issued by Trend
                  Mining Company in favor of Pacific Rim Mining Corp.
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Exhibit 10.2      Charge, dated September 20, 2005, between Trend Mining Company and Pacific Rim Mining Corp.
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Exhibit 10.3      Deed of Assignment, dated as of September 20, 2005, between
                  Trend Mining Company and Pacific Rim Mining Corp.
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Exhibit 99.1       Press Release, dated September 21, 2005.
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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TREND MINING COMPANY


Date: September 23, 2005               By: /s/ Thomas A. Loucks
                                           -------------------------------------
                                           Thomas A. Loucks
                                           President and Chief Executive Officer

                                  Exhibit Index

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Exhibit 2.1       Share Purchase Agreement, dated as of September 20, 2005,
                  between Trend Mining Company and Pacific Rim Mining Corp.
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Exhibit 10.1      Promissory Note, date September 20, 2005, issued by Trend
                  Mining Company in favor of Pacific Rim Mining Corp.
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Exhibit 10.2      Charge, dated September 20, 2005, between Trend Mining Company and Pacific Rim Mining Corp.
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Exhibit 10.3      Deed of Assignment, dated as of September 20, 2005, between
                  Trend Mining Company and Pacific Rim Mining Corp.
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Exhibit 99.1       Press Release, dated September 21, 2005.
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